UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 5, 2021 (February 5, 2021)

Date of Report (Date of earliest event reported)

ALBERTON ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38715	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 1001, 10/F, Capital Center 151 Gloucester Road Wanchai, Hong Kong	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 2117 1621

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth Alberton as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, one redeemable warrant, and one right	ALACU	The Nasdaq Stock Market LLC
Ordinary shares, no par value	ALAC	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one-half (1/2) of one ordinary share	ALACW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one ordinary share	ALACR	The Nasdaq Stock Market LLC

Item 8.01 Other Events

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 20, 2020, Alberton Acquisition Corporation (the “Alberton”) had agreed that if the April 2020 extension is approved, it would issue, with respect to each public share that is not redeemed in connection with the April 2020 extension, by the earlier of the date of the completion of the business combination or the expiration of the April 2020 extension period, which was October 26, 2020, one dividend warrant to purchase one-half of one ordinary share. The dividend warrants are identical to the warrants included in the units sold in Alberton’s initial public offering.

In connection with the April 2020 extension, the Company received redemption request in the aggregated amount of 10,073,512 shares on April 21, 2020, the cut-off date for shareholders to submit their redemption request. Accordingly, 10,073,512 public shares were redeemed, resulting in a total of 1,414,480 remaining public shares issued and outstanding. On January 19, 2021, the board of the Company approved the issuance of 1,414,480 dividend warrants to those public shareholders who were shareholders on April 21, 2020 and did not exercise their right of redemption in connection with the April 2020 extension, and the Company instructed such issuance. The Company was advised the dividend warrants would be processed and delivered to public shareholders on or about February 5, 2021, although the date of delivery may be delayed as a result of processing time by DTC, broker and dealer, and other relevant parties.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description

99.1	Press Release, dated February 5, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2021

ALBERTON ACQUISITION CORPORATION

By:	/s/ Guan Wang
	Name:	Guan Wang
	Title:	Chief Executive Officer

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